EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

MANAGEMENT DISCUSSION

Eaton Vance VT Floating-Rate Income Fund had a total return of 0.31% for the year ended December 31, 2002.(1) That return was the result of shareholder distributions from net investment income of $0.031 per share and no change in net asset value from $10.00 on December 31, 2001 to $10.00 on December 31, 2002.

[PHOTO OF SCOTT H. PAGE]
Scott H. Page

[PHOTO OF PAYSON F. SWAFFIELD]
Payson F. Swaffield


AN INTERVIEW WITH SCOTT H. PAGE AND PAYSON F. SWAFFIELD, CO-PORTFOLIO MANAGERS OF EATON VANCE VT FLOATING-RATE INCOME FUND.

Q:   SCOTT, HOW WOULD YOU DESCRIBE THE LOAN MARKET DURING THE PAST YEAR?

A: MR.PAGE: Despite our positive return, conditions in the loan market remained challenging during the fiscal year. The credit environment deteriorated due to a stubbornly weak economy and disappointing earnings results. In addition, accounting scandals and corporate malfeasance took a toll on investor sentiment. As such, lenders intensified their scrutiny on potential borrowers. Finally, short-term interest rates, already at 40-year lows, fell further, as the Federal Reserve (The Fed) reduced the Federal Fund rate in November, its twelfth cut in the past two years. The lower short-term rates caused a decline in the Fund's yield, as that yield moves up or down with corresponding changes in short-term rates, such as LIBOR.

Q:   PAYSON, WOULD YOU UPDATE US ON THE FUND IN THE PAST YEAR?

A: MR.SWAFFIELD: Yes. Because the Fund has achieved modest asset growth in the past year we have been able to invest a portion of the Fund in floating-rate loans, while approaching the level of diversification that we believe is essential in a loan fund. At December 31, 35.7% of the Fund's assets were invested in loans, while the remaining assets were invested in high-quality, short-term instruments. We expect the level of investment in loans will rise in 2003.

Q:   WHERE HAVE YOU DIRECTED THE FUND'S INITIAL LOAN INVESTMENTS?

A: MR.PAGE: We have aimed at a diversified portfolio, including defensive sectors and economically sensitive companies. We have continued to use conservative lending criteria, insisting on solid collateral and/or positive cash flow. From a sector standpoint, the Fund's investments included companies in the consumer products, food and drug retailing, paper and packaging, automotive repair, pet care and entertainment sectors, to name a few.

Q:   COULD YOU DISCUSS SOME OF THE FUND'S INVESTMENTS?

A: MR. SWAFFIELD: Yes. Domino's Pizza was among the Fund's defensive food-related investments. Domino's is a household name, readily identified by consumers for home pizza delivery. In addition to expanding its menu in recent years, Domino's has established a larger presence abroad, with stores in the U.K., Europe, Australia and Japan.


FUND INFORMATION
AS OF DECEMBER 31, 2002

PERFORMANCE(1)
-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN  (AT NET ASSET VALUE)
-------------------------------------------------
One Year                              0.31%
Life of Fund (5/2/01)                 0.96

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

In an industrial-related area, the Fund had an investment in CSK Auto, Inc., one of the nation's leading retailers of auto parts and accessories. CSK operates more than 1,100 stores, primarily in the western U.S., offering parts and service for consumers and auto fleet operators, as well as an advisory service for automotive professionals and technicians.

Q:   HOW DID THE LOAN MARKET PERFORM IN COMPARISON TO BONDS DURING THE PAST
     YEAR?

A: MR. SWAFFIELD: The loan market underperformed the high-grade government bond market during the past year. With the economic recovery failing to generate much momentum, the Fed aggressively reduced interest rates. That provided an excellent backdrop for bonds. However, it's worth noting that many believe that the risk/reward ratio has shifted dramatically against bonds in recent months.

Q:   HOW DOES THE LOAN MARKET COMPARE IN THAT RESPECT?

A: MR. PAGE: In our opinion, the risk/reward clearly favors the loan market at this point. In November 2002, the Federal Funds rate was lowered to 1.25%, its lowest level since the early 1960s. There is little, if any, room for further interest rate cuts. Therefore, while the interest rate risk for bonds has risen significantly, that for floating-rate loans has improved. Floating-rate loan returns tend to RISE when rates increase. On average, loan interest rates are adjusted every 60 days in response to changes in LIBOR, the London-Interbank Offered Rate. That re-set feature provides floating-rate loans with an advantage over fixed-rate bonds, should interest rates begin to edge higher. That is, loan returns tend to increase, while bond returns decline.

Q:   WHAT IS YOUR OUTLOOK FOR THE LOAN MARKET IN THE COMING YEAR?

A: MR. PAGE: While the economic recovery has been frustratingly slow, there are some signs that a rebound may be in the offing. Orders in the manufacturing sector have shown some recent strength and the stock market - historically a forward-looking discounting mechanism - has risen from its lows in the autumn of 2002.

     Moreover, with short-term interest rates at 40-year lows, there is very little margin for further rate cuts. With its recent rate cut, the Federal Reserve signalled that further reductions were unlikely. As we suggested earlier, we believe that the risk/reward ratio is more attractive for loans than for bonds at this stage in the rate cycle. We believe that as the economy gains some momentum, loan returns could outperform fixed-rate bond alternatives.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VARIABLE TRUST FLOATING-RATE INCOME FUND VS. THE CSFB LEVERAGED LOAN INDEX*

May 2, 2001 - December 31, 2002

[CHART]

                EATON VANCE        CSFB
               VARIABLE TRUST    LEVERAGED
               FLOATING-RATE      INCOME
     DATE       INCOME FUND        INDEX
-----------------------------------------------
    5/2/2001      10,000          10,000
   6/30/2001      10,024          10,012
   7/31/2001      10,045          10,038
   8/31/2001      10,065          10,118
   9/30/2001      10,078           9,925
  10/31/2001      10,090           9,770
  11/30/2001      10,097           9,923
  12/31/2001      10,101          10,026
   1/31/2002      10,104          10,081
   2/28/2002      10,107          10,043
   3/31/2002      10,100          10,159
   4/30/2002      10,102          10,268
   5/31/2002      10,106          10,261
   6/30/2002      10,110          10,107
   7/31/2002      10,113           9,953
   8/31/2002      10,116           9,924
   9/30/2002      10,119           9,946
  10/31/2002      10,122           9,812
  11/30/2002      10,123           9,981
  12/31/2002      10,133          10,138

PERFORMANCE**
-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN  (AT NET ASSET VALUE)
-------------------------------------------------
One Year                              0.31%
Life of Fund (5/2/01)                 0.96

* Sources: Thomson Financial; Credit Suisse First Boston, Inc.. Investment operations commenced 5/2/01. The chart uses closest month-end after inception. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

GOVERNMENT AGENCIES -- 60.3%

PRINCIPAL
AMOUNT      SECURITY                                  VALUE
-----------------------------------------------------------------
Banks and Money Services -- 53.1%
-----------------------------------------------------------------
            FEDERAL FARM CREDIT BANK DISCOUNT NOTE
$  3,575    1.25%, 2/18/03                            $ 3,569,042
            FEDERAL HOME LOAN BANK DISCOUNT NOTE
   4,000    1.24%, 1/3/03                               3,999,725
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            DISCOUNT NOTE
   3,000    1.24%, 1/2/03                               2,999,896
   2,450    1.25%, 1/16/03                              2,448,724
   1,700    1.25%, 2/20/03                              1,697,049
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            DISCOUNT NOTE
   3,000    1.24%, 1/15/03                              2,998,553
   1,700    1.25%, 1/29/03                              1,698,347
-----------------------------------------------------------------
                                                      $19,411,336
-----------------------------------------------------------------
Financial Services -- 7.2%
-----------------------------------------------------------------
            STUDENT LOAN MARKETING ASSOCIATION
            DISCOUNT NOTE
$  2,634    0.75%, 1/2/03                             $ 2,633,945
-----------------------------------------------------------------
                                                      $ 2,633,945
-----------------------------------------------------------------
Total Government Agencies
   (identified cost $22,045,281)                      $22,045,281
-----------------------------------------------------------------

SENIOR FLOATING-RATE INTERESTS -- 35.7%

            BORROWER/BUSINESS DESCRIPTION
-----------------------------------------------------------------
Casinos and Gaming -- 1.9%
-----------------------------------------------------------------
$349,114    Argosy Gaming Co., Term Loan, Maturing
            6/30/08                                   $   350,569
 349,123    Boyd Gaming Corp., Term Loan, Maturing
            6/24/08                                       350,432
-----------------------------------------------------------------
                                                      $   701,001
-----------------------------------------------------------------
Commercial Services -- 1.9%
-----------------------------------------------------------------
$348,223    Coinmach Laundry Corp., Term Loan,
            Maturing 7/25/09                          $   348,550
 349,121    Corrections Corporation of America, Term
            Loan, Maturing 5/31/08                        349,382
-----------------------------------------------------------------
                                                      $   697,932
-----------------------------------------------------------------
Containers and Packaging-Metals and Glass -- 0.9%
-----------------------------------------------------------------
$350,000    Silgan Holdings, Inc., Term Loan,
            Maturing 12/31/08                         $   349,708
-----------------------------------------------------------------
                                                      $   349,708
-----------------------------------------------------------------
PRINCIPAL
AMOUNT      BORROWER/BUSINESS DESCRIPTION             VALUE
-----------------------------------------------------------------
Containers and Packaging-Paper -- 0.9%
-----------------------------------------------------------------
$350,000    Jefferson Smurfit Corp., Term Loan,
            Maturing 3/31/07                          $   348,563
-----------------------------------------------------------------
                                                      $   348,563
-----------------------------------------------------------------
Containers and Packaging-Plastics -- 1.0%
-----------------------------------------------------------------
$349,705    Berry Plastics Corp., Term Loan,
            Maturing 6/30/10                          $   350,705
-----------------------------------------------------------------
                                                      $   350,705
-----------------------------------------------------------------
Electronic Equipment & Instruments -- 1.0%
-----------------------------------------------------------------
$350,000    Hughes Electronics Corp., Term Loan,
            Maturing 8/31/03                          $   350,000
-----------------------------------------------------------------
                                                      $   350,000
-----------------------------------------------------------------
Entertainment -- 0.9%
-----------------------------------------------------------------
$350,000    Six Flags Theme Parks, Inc., Term Loan,
            Maturing 6/30/09                          $   345,735
-----------------------------------------------------------------
                                                      $   345,735
-----------------------------------------------------------------
Food, Beverages and Tobacco -- 2.6%
-----------------------------------------------------------------
$249,314    American Seafood Holdings Inc., Term
            Loan, Maturing 3/31/09                    $   250,288
 350,000    Del Monte Corp., Term Loan, Maturing
            12/20/10                                      348,250
 349,123    Southern Wine and Spirits of America
            Inc., Term Loan, Maturing 6/28/08             350,432
-----------------------------------------------------------------
                                                      $   948,970
-----------------------------------------------------------------
Household Products -- 1.0%
-----------------------------------------------------------------
$349,097    United Industries Corp., Term Loan,
            Maturing 1/20/06                          $   349,752
-----------------------------------------------------------------
                                                      $   349,752
-----------------------------------------------------------------
Insurance -- 1.9%
-----------------------------------------------------------------
$348,250    Hilb, Rogal and Hamilton Co., Term Loan,
            Maturing 6/30/07                          $   349,012
 350,000    Willis Corroon Corp., Term Loan,
            Maturing 2/19/07                              347,375
-----------------------------------------------------------------
                                                      $   696,387
-----------------------------------------------------------------
Machinery -- 1.0%
-----------------------------------------------------------------
$350,000    Rexnord Corp., Term Loan, Maturing
            11/30/09                                  $   350,875
-----------------------------------------------------------------
                                                      $   350,875
-----------------------------------------------------------------
Manufacturing -- 4.7%
-----------------------------------------------------------------
$350,000    Johnson Diversey, Inc., Term Loan,
            Maturing 11/30/09                         $   351,477
 348,250    Mueller Group, Inc., Term Loan, Maturing
            5/31/08                                       347,205

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT      BORROWER/BUSINESS DESCRIPTION             VALUE
-----------------------------------------------------------------

Manufacturing (continued)
-----------------------------------------------------------------
$350,000    National Waterworks Holdings, Inc., Term
            Loan, Maturing 11/22/09                   $   351,167
 319,883    SPX Corp., Term Loan, Maturing 3/31/10        319,163
 349,159    Trimas Corp., Term Loan, Maturing
            12/31/09                                      349,955
-----------------------------------------------------------------
                                                      $ 1,718,967
-----------------------------------------------------------------
Miscellaneous -- 1.0%
-----------------------------------------------------------------
$219,214    Weight Watchers International, Inc.,
            Term Loan, Maturing 12/31/07              $   220,584
 129,905    Weight Watchers International, Inc.,
            Term Loan, Maturing 12/31/08                  130,716
-----------------------------------------------------------------
                                                      $   351,300
-----------------------------------------------------------------
Personal Products -- 1.9%
-----------------------------------------------------------------
$334,444    Mary Kay Cosmetics, Inc., Term Loan,
            Maturing 9/30/07                          $   336,047
 350,000    Playtex Products, Inc., Term Loan,
            Maturing 5/31/09                              349,016
-----------------------------------------------------------------
                                                      $   685,063
-----------------------------------------------------------------
Publishing & Printing -- 3.8%
-----------------------------------------------------------------
$350,000    Bell Actimedia, Inc., Term Loan,
            Maturing 11/29/10                         $   351,794
 350,000    Dex Media, Inc., Term Loan, Maturing
            11/8/09                                       351,714
 349,646    Journal Register Co., Term Loan,
            Maturing 9/30/06                              347,024
 350,000    R.H. Donnelley Inc., Term Loan, Maturing
            6/30/10                                       351,240
-----------------------------------------------------------------
                                                      $ 1,401,772
-----------------------------------------------------------------
Real Estate -- 0.9%
-----------------------------------------------------------------
$332,500    The Woodlands Commercial Properties Co.,
            Term Loan, Maturing 11/26/05              $   331,669
-----------------------------------------------------------------
                                                      $   331,669
-----------------------------------------------------------------
Retail-Food and Drug -- 4.6%
-----------------------------------------------------------------
$349,123    Domino's, Inc., Term Loan, Maturing
            6/30/08                                   $   350,105
 352,774    Duane Reade Inc., Term Loan, Maturing
            2/15/07                                       353,656
 267,602    Fleming Companies, Inc., Term Loan,
            Maturing 6/18/08                              262,116
 350,000    Giant Eagle, Inc., Term Loan, Maturing
            8/6/09                                        350,437
 349,123    Roundy's, Inc., Term Loan, Maturing
            6/6/09                                        349,705
-----------------------------------------------------------------
                                                      $ 1,666,019
-----------------------------------------------------------------
Retail-Specialty -- 1.9%
-----------------------------------------------------------------
$350,000    CSK Auto, Inc., Term Loan, Maturing
            12/21/04                                  $   351,531
PRINCIPAL
AMOUNT      BORROWER/BUSINESS DESCRIPTION             VALUE
-----------------------------------------------------------------
Retail-Specialty (continued)
-----------------------------------------------------------------
$348,191    Petco Animal Supplies, Inc., Term Loan,
            Maturing 10/2/08                          $   349,388
-----------------------------------------------------------------
                                                      $   700,919
-----------------------------------------------------------------
Theaters -- 1.9%
-----------------------------------------------------------------
$350,000    Loews Cineplex Entertainment Corp., Term
            Loan, Maturing 9/30/06                    $   342,708
 341,026    Regal Cinemas, Inc., Term Loan, Maturing
            5/27/07                                       342,090
-----------------------------------------------------------------
                                                      $   684,798
-----------------------------------------------------------------
Total Senior Floating-Rate Interests
   (identified cost $13,017,159)                      $13,030,135
-----------------------------------------------------------------
Total Investments -- 96.0%
   (identified cost $35,062,440)                      $35,075,416
-----------------------------------------------------------------
Other Assets, Less Liabilities -- 4.0%                $ 1,476,185
-----------------------------------------------------------------
Net Assets -- 100%                                    $36,551,601
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $35,062,440)                           $35,075,416
Cash                                        1,531,666
Receivable for Fund shares sold                 3,052
Interest receivable                            21,414
Prepaid expenses                                   91
-----------------------------------------------------
TOTAL ASSETS                              $36,631,639
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $    70,762
Accrued expenses                                9,276
-----------------------------------------------------
TOTAL LIABILITIES                         $    80,038
-----------------------------------------------------
NET ASSETS FOR 3,655,460 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING        $36,551,601
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $36,533,483
Accumulated undistributed net investment
   income                                       5,142
Net unrealized appreciation (computed on
   the basis of identified cost)               12,976
-----------------------------------------------------
TOTAL                                     $36,551,601
-----------------------------------------------------
Net Asset Value, Offering Price and
Redemption Price Per Share
-----------------------------------------------------
($36,551,601  DIVIDED BY 3,655,460
   SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                           $     10.00
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
Investment Income
--------------------------------------------------
Interest                                  $441,964
--------------------------------------------------
TOTAL INVESTMENT INCOME                   $441,964
--------------------------------------------------

Expenses
--------------------------------------------------
Investment adviser fee                    $143,030
Administration fee                          62,187
Service fees                                62,187
Legal and accounting services               44,332
Custodian fee                               40,560
Transfer and dividend disbursing agent
   fees                                      5,000
Miscellaneous                                8,390
--------------------------------------------------
TOTAL EXPENSES                            $365,686
--------------------------------------------------

NET INVESTMENT INCOME                     $ 76,278
--------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  1,225
--------------------------------------------------
NET REALIZED GAIN                         $  1,225
--------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 12,976
--------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 12,976
--------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 14,201
--------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 90,479
--------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001(1)
-----------------------------------------------------------------------------------------
From operations --
   Net investment income                  $          76,278  $                     79,592
   Net realized gain                                  1,225                            --
   Net change in unrealized appreciation
      (depreciation)                                 12,976                            --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $          90,479  $                     79,592
-----------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income             $         (72,361) $                    (84,293)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $         (72,361) $                    (84,293)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares           $      28,210,704  $                 19,780,043
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                         72,361                        84,293
   Cost of shares redeemed                       (7,538,560)                   (4,170,657)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      20,744,505  $                 15,693,679
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      20,762,623  $                 15,688,978
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
At beginning of year                      $      15,788,978  $                    100,000
-----------------------------------------------------------------------------------------
AT END OF YEAR                            $      36,551,601  $                 15,788,978
-----------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------
AT END OF YEAR                            $           5,142  $                     (4,701)
-----------------------------------------------------------------------------------------

 (1) For the period from the start of business, May 2, 2001, to December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                       YEAR ENDED DECEMBER 31,
                                  ---------------------------------
                                    2002(1)          2001(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.000           $10.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment income               $ 0.031           $ 0.129
-------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------
From net investment income          $(0.031)          $(0.129)
-------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.031)          $(0.129)
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.000           $10.000
-------------------------------------------------------------------

TOTAL RETURN(3)                        0.31%             1.29%
-------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $36,552           $15,789
Ratios (As a percentage of
   average daily net assets):
   Net expenses                        1.47%             1.26%(4)
   Net investment income               0.31%             1.37%(4)
Portfolio Turnover                        0%               --
-------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment gain per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                              1.28%(4)
   Net investment income                                 1.35%(4)
Net investment income per
   share                                              $ 0.127
-------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, May 2, 2001, to December 31, 2001.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance VT Floating-Rate Income Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Under normal market conditions, the Fund invests primarily in interests in senior floating-rate loans (Senior Loans). During the period, the Fund also invested in money market instruments. The Fund will continue to invest in money market instruments until the Fund's investment adviser, Eaton Vance Management (EVM) can effectively invest the Fund's assets into a diversified pool of Senior Loans. Certain senior loans are deemed to be liquid because reliable market quotations are readily available for them. Eaton Vance Management (EVM) values liquid Senior Loans on the basis of prices furnished by one or more pricing services. Other Senior Loans are valued at fair value by the Fund's investment advisor, EVM, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including
   (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects;
   (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

 B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the expected term of the loan. The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund accretes market discounts on debt securities.

 C Income Taxes -- The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-H of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of net income are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). EVD intends to offer shares of the Fund continuously to separate accounts of various insurance companies. The underwriting agreement presently provides that EVD through the Fund's transfer agent accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
                                              2002         2001(1)
    ------------------------------------------------------------------
    Sales                                       2,823,284    1,978,004
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    7,242        8,429
    Redemptions                                  (754,434)    (417,065)
    ------------------------------------------------------------------
    NET INCREASE                                2,076,092    1,569,368
    ------------------------------------------------------------------

 (1) For the period from the start of business May 2, 2001, to December 31, 2001.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management
   (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2002, the fee amounted to $143,030. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   The fund is authorized to pay EVM a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2002, the fee amounted to $62,187.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Service Fees
-------------------------------------------
   The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which will be equal to 0.25% of daily average net assets. Service fee payments for year ended December 31, 2002 amounted to $62,187.

6 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments of Senior Loans for the year ended December 31, 2002 aggregated $13,184,172 and $168,793, respectively.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $600 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the year ended December 31, 2002.

8 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $35,062,440
    -----------------------------------------------------
    Gross unrealized appreciation             $    26,842
    Gross unrealized depreciation                 (13,866)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $    12,976
    -----------------------------------------------------

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
VARIABLE TRUST AND SHAREHOLDERS OF
EATON VANCE VT FLOATING-RATE INCOME FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance VT Floating-Rate Income Fund (the
Fund), one of the series constituting Eaton Vance Variable Trust, as of December 31, 2002, the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, May 2, 2001, to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedure included confirmation of securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance VT Floating-Rate Income Fund at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2003

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, "EVD" means Eaton Vance Distributors, Inc., and "Lloyd George" means Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                          POSITION           OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUST              SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 2000      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes        Trustee and          Since 2000      Chairman, President and          190              Director of EVC
 11/9/41                 President                           Chief Executive Officer
                                                             of EVC, EV, EVM and
                                                             BMR; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund.

NONINTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                          POSITION           OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUST              SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee            Since 2000      President of Dwight              190           Trustee/Director of the
 3/26/31                                                     Partners, Inc.                                  Royce Funds (mutual
                                                             (corporate relations                           funds) consisting of 17
                                                             and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee            Since 2000      Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                                                 Professor of Investment                        Co. (specialty retailer)
                                                             Banking Emeritus,                                and Telect, Inc.
                                                             Harvard University                              (telecommunication
                                                             Graduate School of                               services company)
                                                             Business Administration.

 Norton H. Reamer         Trustee            Since 2000      President, Unicorn               190                   None
 9/21/35                                                     Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

 Lynn A. Stout            Trustee            Since 2000      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee            Since 2000      Investment Adviser and           170                   None
 2/21/30                                                     Consultant.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                              TERM OF
                          POSITION           OFFICE AND
      NAME AND            WITH THE           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH           TRUST              SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas Huggins        Vice President        Since 2000      Vice President of EVM and BMR.
 3/7/66                                                      Officer of 7 registered
                                                             investment companies managed
                                                             by EVM and BMR.

 Samuel D. Isaly       Vice President        Since 2000      Managing Partner of OrbiMed
 3/12/45                                                     Advisors LLC. Officer of 5
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Martha G. Locke       Vice President        Since 2002      Vice President of EVM and BMR.
 6/21/52                                                     Officer of 5 registered
                                                             investment companies managed
                                                             by EVM and BMR.

 Jacob Rees-Mogg       Vice President        Since 2000      Investment Manager of Lloyd
 5/24/69                                                     George. Officer of 4
                                                             registered investment
                                                             companies managed by EVM and
                                                             BMR.

 Scott H. Page         Vice President        Since 2000      Vice President EVM and BMR.
 11/30/59                                                    Officer of 11 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Duncan W.             Vice President        Since 2000      Senior Vice President and
 Richardson                                                  Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Payson F.             Vice President        Since 2000      Vice President of EVM and BMR.
 Swaffield 8/13/56                                           Officer of 11 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Michael Weilheimer    Vice President        Since 2000      Vice President of EVM and BMR.
 2/11/61                                                     Officer of 8 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 2000      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD and EVC. Officer of
                                                             190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor       Treasurer           Since 2000      Vice President of BMR, EVM and
 4/1/45                                                      EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.